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                               LIBERTY HIGH YIELD
                                 SECURITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Keith T. Banks]

Dear Shareholder:

The high yield market faced some extremely challenging conditions during 2001. After a lengthy slump, the market started strong in January and hopes were high for a long-awaited rebound. However, during the next nine months the market was plagued by unfavorable conditions: increased high yield defaults, reduced earnings and cash flows for many high yield issuers and an overall decline in credit quality. The high yield market also felt the impact of the September 11 terrorist attacks, as investors sought security in more defensive investments. Conditions improved during the fourth quarter, but the recovery was not enough to offset the previous months' decline.

As a result, Liberty High Yield Securities Fund delivered a disappointing return for the 12 months ended December 31, 2001. However, your portfolio managers stayed true to the fund's investment objective and style, which have led to strong returns over the longer term.

There have been a number of developments since the June 30 semiannual report to shareholders. One of the most significant is the completion of the sale of Liberty's asset management companies to FleetBoston Financial in November 2001. As a result, Liberty Funds is now part of Fleet.

In light of this change and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty has changed. Your fund will continue to be guided by portfolio managers Scott Richards and Carl Ericson, following the same investment principles which attracted you to the fund in the first place. In the following report, the managers will provide further information about the fund's performance and the strategies they used during the period. As always, we thank you for choosing Liberty High Yield Securities Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,

 /s/ Keith T. Banks

     Keith T. Banks
     President

--------------------------------------------------------------------------------
 MEET THE NEW PRESIDENT

 Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Liberty Funds. Mr. Banks is currently chief investment officer of Fleet Asset Management. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to
 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from
 Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE as of 12/31/01 ($)
        Class A                                             4.62
        Class B                                             4.62
        Class C                                             4.62
        Class Z                                             4.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DISTRIBUTIONS DECLARED PER SHARE 1/1/01 - 12/31/01 ($)
        Class A                                             0.55
        Class B                                             0.51
        Class C                                             0.52
        Class Z                                             0.56
--------------------------------------------------------------------------------

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.
                                                     --------------------------
                                                     Not FDIC May Lose Value
                                                              -----------------
                                                     Insured  No Bank Guarantee
                                                     --------------------------

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PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Value of a $10,000 investment
12/31/91 - 12/31/01

PERFORMANCE OF A $10,000 INVESTMENT IN ALL
SHARE CLASSES, 12/31/91 -- 12/31/01 ($)

                          without   with
                           sales   sales
                          charge   charge
-------------------------------------------
Class A                    20,536  19,561
-------------------------------------------
Class B                    19,126  19,126
-------------------------------------------
Class C                    19,769  19,769
-------------------------------------------
Class Z                    20,691     n/a

         Class A Shares    Class A Shares    CS First Boston
          without              with             High Yield
         sales charge       sales charge          Index
-------------------------------------------------------------
          $10,000            $ 9,525            $10,000
           11,418             10,876             11,083
           11,934             11,368             11,483
           12,113             11,538             11,664
           12,866             12,255             12,477
           13,541             12,898             12,961
           13,792             13,137             13,283
           14,498             13,809             13,868
           14,533             13,842             13,720
           14,440             13,754             13,522
           14,476             13,788             13,739
           14,445             13,759             13,733
           15,059             14,344             14,379
           15,829             15,077             15,213
           16,369             15,591             15,671
           16,994             16,187             16,122
           17,295             16,473             16,470
           17,528             16,696             16,731
           18,431             17,555             17,358
           19,069             18,163             18,124
           19,259             18,345             18,390
           20,251             19,289             19,184
           21,294             20,283             20,088
           21,714             20,682             20,413
           22,558             21,487             21,028
           22,743             21,663             21,293
           21,320             20,307             19,983
           22,183             21,129             20,531
           23,024             21,930             20,868
           23,121             22,022             21,110
           22,980             21,888             20,770
           23,552             22,433             21,202
           23,286             22,180             20,928
           22,876             21,789             21,022
           22,947             21,857             21,165
           21,127             20,123             20,094
           21,981             20,936             21,087
           20,728             19,743             20,956
           19,190             18,278             20,122
           20,536             19,561             21,262

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1991 and reinvestment of income and capital gains distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01 (%)

Share class           A                   B                   C             Z
Inception          10/21/71             6/8/92             1/15/96        1/8/99
--------------------------------------------------------------------------------
             without       with   without    with      without    with   without
              sales       sales    sales    sales       sales    sales    sales
              charge      charge   charge   charge      charge   charge   charge
--------------------------------------------------------------------------------
1-year        -2.78       -7.39   -3.51     -7.86       -3.37   -4.24     -2.53
-------------------------------------------------------------------------------
5-year         1.49        0.51    0.73      0.47        0.87    0.87      1.65
-------------------------------------------------------------------------------
10-year        7.46        6.94    6.70      6.70        7.05    7.05      7.54

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower, and class Z shares would have been higher.

-------------------------------------------------------------------------------
    SEC YIELDS AS OF 12/31/01 (%)(1)

    CLASS A                                                           9.94
    CLASS B                                                           9.67
    CLASS C                                                           9.82
    CLASS Z                                                          10.70

    (1)The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 9.67%.

    TOP 10 ISSUERS AS OF 12/31/01 (%)

    ALLIED WASTE                                                       1.9
    PEMEX PROJECT TRADING                                              1.8
    CSC HOLDING LIMITED                                                1.6
    RIVERWOOD INTERNATIONAL                                            1.4
    COMCAST UK CABLE PARTNERS                                          1.3
    FRONTIERVISION HOLDINGS                                            1.3
    ECHOSTAR DBS                                                       1.3
    KAISER ALUMINUM & CHEMICAL CORP.                                   1.3
    PREMIER INTERNATIONAL FOODS                                        1.2
    TELEWEST COMMUNICATION                                             1.1

    QUALITY BREAKDOWN AS OF 12/31/01 (%)

    AAA                                                                4.2
    BBB                                                                1.4
    BB                                                                14.9
    B                                                                 56.2
    CCC                                                               12.2
    CC                                                                 2.2
    D                                                                  0.3
    NON-RATED                                                          0.2
    EQUITY                                                             6.6
    OTHER NET ASSETS                                                   1.8

    Portfolio holdings and quality breakdown are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and quality breakdown in the future.

    Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. The "Other" category represents the total of other assets and liabilities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

The 12 months ended December 31, 2001 were a difficult time for Liberty High Yield Securities Fund. The fund generated a total return of negative 2.78% for class A shares without a sales charge. This return fell short of both the fund's benchmark, the CS First Boston High Yield Index, and its peer group, the Lipper High Current Yield Funds Category Average. The index returned 5.78% for the period while the Lipper peer group average returned 1.181%.

A ROUGH PERIOD FOR HIGH YIELD
Going into the period, signs indicated that the high yield market was headed for a much-needed recovery. In fact, high yield did experience solid growth in December 2000 and January 2001. However, conditions took a turn for the worse in February and continued to decline until the fourth quarter of 2001. The credit-intensive B rated sector of the market, in which the fund is focused, was particularly hard hit. This sector led the high yield bond market to a recovery in the fourth quarter.The fund performed well in the fourth quarter, but the rebound was not enough to offset earlier losses.

Although this was clearly a challenging time for the high yield market, we stayed true to the fund's fundamental investment objectives and our credit-intensive investment style. Because lower-quality investments were out of favor throughout much of the period, the fund underperformed the index, which measures the performance of the broader high yield market. We believe that we are well positioned if conditions in the high yield market continue to improve.

DIVIDEND REDUCED TWICE DURING THE PERIOD
In response to the general decline in credit quality, increased default rates and reduced earnings generated by the high yield market, the fund announced dividend cuts in June and September. We actively monitor dividend distributions, and our policy is to fully pay out earned income. As the fund's earning power declined, it became necessary to lower the dividend rate in order to maintain the quality of the portfolio and generate sustainable income. While we understand that this is not welcome news to our shareholders, the cuts were in line with those of many other high yield funds.

PORTFOLIO QUALITY INCREASED SLIGHTLY
Over the course of the period, we increased our weighting in BB rated bonds from approximately 9% at the beginning of the period to 15% at period end. While this shift did increase the portfolio quality somewhat, we remain underweight in BB issues relative to our peers, as a result of our focus on B rated bonds.

TELECOMMUNICATION AND AIRLINE SECTORS HURT PERFORMANCE
The fund was underweighted in the airline sector, but did own an issue of US Airways Inc. (0.9% of net assets) during the period. This airline holding suffered in the wake of the September 11 tragedy, but our holding is secured and we expect a full recovery. The fund's performance was also negatively impacted by its overweighted positions in the telecommunication and media sectors. Previously a driver of positive performance, these sectors underperformed during the period as funding sources across the industry tightened quickly and dramatically. A number of telecommunications holdings have been eliminated from the portfolio due to their disappointing performance.

DEFENSIVE SECTORS WERE STRONG
There were a few bright spots in the portfolio during the period. Defensive sectors such as health care, housing and utilities tended to be less sensitive to the economic downturn, and thus benefited performance. Within the health services sector, we purchased HCA (0.7% of net assets). Other non-telecommunication segments of the portfolio also saw strong performance. In the industrial and manufacturing sector, performance was enhanced by holdings such as Terra Industries, Kaiser Aluminum and Allied Waste (1.0%, 1.3% and 1.9% of net assets, respectively).

 PORTFOLIO STRUCTURE AS OF 12/31/01 (%)

CORPORATE BONDS                    87.2
PREFERRED STOCK                     5.3
CASH EQUIVALENTS                    4.2
OTHER                               1.8
COMMON STOCK                        1.3
WARRANTS                            0.2

 MATURITY BREAKDOWN AS OF 12/31/01 (%)

1-3 YEARS           0.6            15-20 YEARS              0.9
3-5 YEARS          11.5            EQUITY:                  6.6
5-10 YEARS         73.1            REPURCHASE AGREEMENT:    4.2
10-15 YEARS         1.3            OTHER NET ASSETS:        1.8

Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities.

Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this portfolio structure and maturity breakdown in the future.

OPTIMISTIC OUTLOOK FOR HIGH YIELD MARKET
We saw the beginnings of a high yield rally in the fourth quarter of 2001, which has continued into January 2002. We believe there is room for further recovery in the high yield market. Any additional economic stimulus or interest rate cuts could also benefit high yield.

We intend to maintain our fundamental approach to research, as well as our credit intensive high yield investment style. We will also continue to actively manage the portfolio, selectively purchasing high yield issues when we find attractive opportunities to do so. We believe the fund will be well positioned should the high yield market continue its return to more normal conditions.

 /s/ Scott B. Richards

     Scott B. Richards
     Portfolio Manager

 /s/ Carl C. Ericson

     Carl C. Ericson
     Portfolio Manager

Scott B. Richards and Carl C. Ericson are portfolio co-managers of Liberty High Yield Securities Fund. Mr. Ericson joined Colonial Management Associates, Inc. (CMA) in 1984. He is currently a senior vice president of CMA and director of the taxable fixed income department, supervising approximately $7 billion of assets invested in government, mortgage, corporate, high yield and international bonds. Mr. Richards, who joined CMA in 1999, is a senior vice president of CMA and lead manager of the company's high yield portfolios.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Investing in high yield securities involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 2001

CORPORATE FIXED INCOME
BONDS & NOTES - 87.2%                                   PAR             VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.7%
BUILDING CONSTRUCTION - 0.7%
Atrium Companies, Inc.,
  10.500% 05/01/09                             $  1,615,000     $   1,457,537
KB Home,
  8.625% 12/15/08                                 3,850,000         3,869,250
                                                                -------------
                                                                    5,326,787
                                                                -------------
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 3.4%
DEPOSITORY INSTITUTIONS - 0.8%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                6,000,000         6,540,720
                                                                -------------
FINANCIAL SERVICES - 1.8%
Beaver Valley Funding Corp.,
  9.000% 06/01/17                                 5,860,000         6,471,315
Yell Finance BV,
  10.750% 08/01/11                                6,950,000         7,471,250
                                                                -------------
                                                                   13,942,565
                                                                -------------
REAL ESTATE - 0.8%
Hovnanian Enterprises,
  10.500% 10/01/07                                1,700,000         1,768,000
Lennar Corp.,
  7.625% 03/01/09                                 4,105,000         4,146,050
                                                                -------------
                                                                    5,914,050
                                                                -------------
-----------------------------------------------------------------------------
MANUFACTURING - 26.9%
CHEMICALS & ALLIED PRODUCTS - 6.7%
AmerisourceBergen Corp.,
  8.125% 09/01/08                                 2,565,000         2,680,425
Avecia Group PLC,
  11.000% 07/01/09                                3,985,000         3,805,675
Huntsman ICI Holdings LLC,
  (a) 12/31/09                                   33,650,000         8,412,500
HydroChem Industrial Services,
  10.375% 08/01/07                                5,605,000         4,035,600
MacDermid, Inc.,
  9.125% 07/15/11                                 2,975,000         3,019,625
Messer Griesheim Holding AG,
  10.375% 06/01/11                                4,670,000         4,389,823
OM Group, Inc.,
  9.250% 12/15/11                                 2,805,000         2,833,050
Sterling Chemicals, Inc.:
  11.750% 08/15/06 (b)                           13,400,000         1,340,000
  12.375% 07/15/06 (b)                              950,000           798,000
Terra Captial, Inc.,
  12.875% 10/15/08 (c)                            6,125,000         6,094,375
Terra Industries, Inc.,
  10.500% 06/15/05                                9,750,000         7,507,500
Texas Petrochemical Corp.,
  11.125% 07/01/06                                8,905,000         7,302,100
                                                                -------------
                                                                   52,218,673
                                                                -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.9%
Amphenol Corp.,
  9.875% 05/15/07                                 4,200,000         4,473,000
Condor Systems, Inc.,
  11.875% 05/01/09 (b)                            4,000,000         1,000,000
Flextronics International Ltd.,
  9.875% 07/01/10                                 4,500,000         4,815,000
TransDigm, Inc.,
  10.375% 12/01/08                                4,450,000         4,272,000
                                                                -------------
                                                                   14,560,000
                                                                -------------
FABRICATED METAL - 0.4%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                 2,760,000         2,704,800
                                                                -------------
FOOD & KINDRED PRODUCTS - 2.3%
Del Monte Corp.,
  9.250% 05/15/11                                 1,925,000         2,002,000
New World Pasta Co.,
  9.250% 02/15/09                                 2,200,000         2,024,000
Pilgrim's Pride Corp.,
  9.625% 09/15/11                                 1,625,000         1,714,375
Premier International Foods PLC,
  12.000% 09/01/09                                8,850,000         9,381,000
United Biscuits PLC,
  10.750% 04/15/11                                1,500,000         2,445,912
                                                                -------------
                                                                   17,567,287
                                                                -------------
FURNITURE & FIXTURES - 0.5%
Juno Lighting, Inc.,
  11.875% 07/01/09                                4,375,000         4,243,750
                                                                -------------
MACHINERY & COMPUTER EQUIPMENT - 0.9%
AGCO Corp.,
  9.500% 05/01/08                                 2,850,000         2,978,250
Numatics, Inc.,
  9.625% 04/01/08                                 8,435,000         2,952,250
Sequa Corp.,
  8.875% 04/01/08                                 1,500,000         1,380,000
                                                                -------------
                                                                    7,310,500
                                                                -------------
MISCELLANEOUS MANUFACTURING - 5.6%
Actuant Corp.,
  13.000% 05/01/09                                4,200,000         4,557,000
Amscan Holdings, Inc.,
  9.875% 12/15/07                                 7,000,000         5,530,000
Collins & Aikman Products Co.:
  10.750% 12/31/11 (c)                            1,400,000         1,400,000
  11.500% 04/15/06                                4,140,000         4,036,500
Dana Corp.,
  9.000% 08/15/11 (c)                             1,020,000           938,400
Delco Remy International, Inc.,
  11.000% 05/01/09                                2,200,000         2,244,000
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                                 3,645,000         1,895,400
ISG Resources, Inc.,
  10.000% 04/15/08                                4,500,000         3,825,000
Koppers Industries, Inc.,
  9.875% 12/01/07                                 5,675,000         5,533,125
Lear Corp.,
  8.110% 05/15/09                                 2,175,000         2,187,310
Newcor, Inc.,
  9.875% 03/01/08 (b)                             4,600,000         1,058,000
Polymer Group, Inc.,
  8.750% 03/01/08                                   200,000            59,000
  9.000% 07/01/07                                 6,960,000         2,018,400
Tekni-Plex, Inc.,
  12.750% 06/15/10                                7,830,000         7,712,550
                                                                -------------
                                                                   42,994,685
                                                                -------------
PAPER PRODUCTS - 3.2%
Corp. Durango SA de CV,
  13.125% 08/01/06                                3,960,000         3,722,400
Flowserve Corp.,
  12.250% 08/15/10                                2,759,000         3,090,080
Gaylord Container Corp.:
  9.375% 06/15/07                                 4,000,000         3,400,000
  9.750% 06/15/07                                 3,050,000         2,592,500
Riverwood International Corp.,
  10.875% 04/01/08                               11,075,000        11,185,750
Tembec Industries, Inc.,
  8.500% 02/01/11                                   845,000           874,575
                                                                -------------
                                                                   24,865,305
                                                                -------------
PETROLEUM REFINING - 0.9%
Benton Oil & Gas Co.:
  9.375% 11/01/07                                 2,525,000         1,515,000
  11.625% 05/01/03                                2,240,000         1,590,400
Pennzoil-Quaker State,
  10.000% 11/01/08 (c)                            3,595,000         3,774,750
                                                                -------------
                                                                    6,880,150
                                                                -------------
POLLUTION CONTROL - 0.2%
Envirosource, Inc.,
  14.000% 12/15/08                                2,272,984         1,818,387
                                                                -------------
PRIMARY METAL - 1.7%
Kaiser Aluminum & Chemcial Corp.:
  10.875% 10/15/06                               10,750,000         9,890,000
Renco Metals, Inc.,
  11.500% 07/01/03 (b)                            3,000,000           390,000
WCI Steel Inc.,
  10.000% 12/01/04                                4,615,000         2,722,850
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (b)                            11,000,000           316,250
                                                                -------------
                                                                   13,319,100
                                                                -------------
PRINTING & PUBLISHING - 0.7%
Quebecor Media, Inc.,
  11.125% 07/15/11                                5,000,000         5,325,000
                                                                -------------
RUBBER & PLASTIC - 0.5%
Applied Extrusion Technology, Inc.,
  10.750% 07/01/11                                3,500,000         3,745,000
                                                                -------------
STONE, CLAY, GLASS & CONCRETE - 0.6%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                2,250,000         1,912,500
Owens-Illinois, Inc.,
  7.350% 05/15/08                                 3,050,000         2,653,500
                                                                -------------
                                                                    4,566,000
                                                                -------------
TRANSPORTATION EQUIPMENT - 0.8%
BE Areospace, Inc.,
  8.875% 05/01/11                                 2,330,000         1,980,500
Dura Operating Corp.,
  9.000% 05/01/09                                 1,350,000         1,255,500
LDM Technologies, Inc.,
  10.750% 01/15/07                                6,800,000         2,856,000
                                                                -------------
                                                                    6,092,000
                                                                -------------
-----------------------------------------------------------------------------
MINING & ENERGY - 6.6%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
TransAmerican Energy Corp.,
  11.500% 06/15/02 (b)                            5,975,000                60
                                                                -------------
GOLD & SILVER MINING - 0.3%
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10                                3,300,000         2,112,000
                                                                -------------
METAL MINING - 1.2%
Compass Minerals Group,
  10.000% 08/15/11 (c)                            1,000,000         1,037,500
Metallurg, Inc.,
  11.000% 12/01/07                                8,700,000         7,830,000
                                                                -------------
                                                                    8,867,500
                                                                -------------
OIL & GAS EXTRACTION - 5.1%
El Paso Energy Corp.,
  8.500% 06/01/11                                 1,050,000         1,060,500
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                2,405,000         2,398,987
Mariner Energy, Inc.,
  10.500% 08/01/06                                5,000,000         4,750,000
Pemex Project Funding Master Trust:
  8.500% 02/15/08                                 7,425,000         7,740,563
  9.125% 10/13/10                                 5,475,000         5,815,476
Petsec Energy, Inc.,
  9.500% 06/15/07 (b)                             6,825,000            68,250
Pogo Producing, Co.,
  8.250% 04/15/11                                 6,325,000         6,451,500
Pride International, Inc.,
  10.000% 06/09/09                                1,000,000         1,080,000
Stone Energy Corp.,
  8.250% 12/15/11 (c)                             1,690,000         1,715,350
TransTexas Gas Corp.,
  15.000% 03/15/05                                  775,296           410,907
Vintage Petroleum, Inc.,
  9.750% 06/30/09                                 7,670,000         8,283,600
                                                                -------------
                                                                   39,775,133
                                                                -------------
-----------------------------------------------------------------------------
RETAIL TRADE - 0.8%
FOOD STORES - 0.6%
Smithfield Foods, Inc.,
  8.000% 10/15/09 (c)                             4,000,000         4,100,000
                                                                -------------
MISCELLANEOUS RETAIL - 0.2%
Michaels Stores, Inc.,
  9.250% 07/01/09                                 1,000,000         1,065,000
Steinway Musical Instrument,
  8.750% 04/15/11                                   475,000           467,875
                                                                -------------
                                                                    1,532,875
                                                                -------------
-----------------------------------------------------------------------------
SERVICES - 16.1%
AMUSEMENT & RECREATION - 7.5%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                                3,125,000         3,375,000
Anchor Gaming,
  9.875% 10/15/08                                 4,450,000         4,861,625
Argosy Gaming Co.,
  10.750% 06/01/09                                5,695,000         6,292,975
Boyd Gaming Corp.,
  9.500% 07/15/07                                 2,600,000         2,587,000
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                 4,290,000         4,375,800
Herbst Gaming, Inc.,
  10.750% 09/01/08 (c)                            2,500,000         2,575,000
Hollywood Casino Corp.,
  11.250% 05/01/07                                7,760,000         8,439,000
Hollywood Casino Shreveport,
  13.000% 08/01/06                                5,430,000         5,158,500
Hollywood Park, Inc.:
  9.250% 02/15/07                                 4,000,000         3,400,000
  9.500% 08/01/07                                   225,000           193,500
Horseshoe Gaming LLC,
  9.375% 06/15/07                                 5,300,000         5,644,500
Majestic Investment, Inc.,
  11.653% 11/30/07 (c)                            1,700,000         1,623,500
Mikohn Gaming,
  11.875% 08/15/08                                3,250,000         3,152,500
Penn National Gaming, Inc.,
  11.125% 03/01/08                                3,930,000         4,165,800
Six Flags, Inc.,
  9.500% 02/01/09                                 1,995,000         2,019,938
                                                                -------------
                                                                   57,864,638
                                                                -------------
AUTO EQUIPMENT & RENTAL SERVICES - 0.6%
United Rentals, Inc.:
  8.800% 08/15/08                                 2,715,000         2,579,250
  9.500% 06/01/08                                 1,985,000         1,955,225
                                                                -------------
                                                                    4,534,475
                                                                -------------
HEALTH SERVICES - 6.2%
Alliance Imaging, Inc.,
  10.375% 04/15/11                                4,350,000         4,632,750
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                3,375,000         3,720,938
Dynacare, Inc.,
  10.750% 01/15/06                                3,915,000         4,071,600
HCA-The Healthcare Co.,
  8.750% 09/01/10                                 5,270,000         5,757,475
InSight Health Services Corp.,
  9.875% 11/01/11 (c)                             1,470,000         1,521,450
Magellan Health Services, Inc.:
  9.000% 02/15/08                                 8,775,000         7,853,625
  9.375% 11/15/07 (c)                             3,025,000         3,070,375
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                 2,430,000         2,526,349
Radiologix, Inc.,
  10.500% 12/15/08 (c)                            3,250,000         3,250,000
Res Care, Inc.,
  10.625% 11/15/08 (c)                            5,570,000         5,597,850
United Surgical Partners,
  10.000% 12/15/11 (c)                            3,275,000         3,209,500
Vanguard Health Systems,
  9.750% 08/01/11 (c)                             2,980,000         3,054,500
                                                                -------------
                                                                   48,266,412
                                                                -------------
HOTELS, CAMPS & LODGING - 0.8%
Host Marriott LP,
  9.500% 01/15/07 (c)                             6,025,000         6,040,062
                                                                -------------
OTHER SERVICES - 1.0%
Intertek Finance PLC.,
  10.250% 11/01/06                                7,575,000         7,423,500
                                                                -------------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 32.3%
AIR TRANSPORTATION - 0.9%
U.S. Airways, Inc.,
  10.375% 03/01/13                               11,154,000         6,915,480
                                                                -------------
BROADCASTING - 2.5%
AdvanStar Communications, Inc.,
  12.000% 02/15/11                                1,250,000           900,000
Allbritton Communications Co.,
  9.750% 11/30/07                                 3,554,000         3,749,470
Cumulus Media, Inc.,
  10.375% 07/01/08                                1,325,000         1,371,375
LIN Holding Corp.,
  (a) 03/01/08                                    5,125,000         3,228,750
SBA Communications Corp.,
  10.250% 02/01/09                                4,680,000         4,024,800
Sinclair Broadcast Group, Inc.:
  8.750% 12/15/11 (c)                             1,625,000         1,625,000
  9.000% 07/15/07                                   730,000           737,300
TV Azteca SA, de CV,
  10.500% 02/15/07                                3,655,000         3,581,900
                                                                -------------
                                                                   19,218,595
                                                                -------------
CABLE - 11.2%
Adelphia Communications Corp.,
  9.875% 03/01/07                                 3,335,000         3,284,975
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                7,550,000         3,397,500
Charter Communications Holding LLC,
  & Charter Capital Corp.:
  (d) 04/01/11
  (9.920% 04/01/04)                              10,675,000         7,686,000
  10.000% 04/01/09                                1,265,000         1,296,625
  10.750% 10/01/09                                2,575,000         2,710,187
  11.125% 01/15/11                                3,025,000         3,198,937
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                               14,000,000        10,080,000
Diamond Cable Co.,
  (d) 02/15/07
  (10.750% 02/15/02)                              3,200,000           736,000
EchoStar DBS Corp.,
  9.250% 02/01/06                                 9,600,000         9,792,000
Emmis Escrow Corp.,
  (d) 03/15/06
  (12.500% 03/15/11)                              5,525,000         3,342,625
FrontierVision Holdings L.P.,
  11.875% 09/15/07                                9,300,000         9,811,500
Insight Communication,
  (a) 02/15/11                                    5,775,000         3,407,250
International CableTelevision, Inc.,
  11.500% 02/01/06                                5,000,000         1,700,000
Northland Cable Television, Inc.,
  10.250% 11/15/07                                8,600,000         6,622,000
Ono Finance PLC:
  13.000% 05/01/09                                5,700,000         4,389,000
  14.000% 07/15/10                                8,300,000         5,620,428
  14.000% 02/15/11                                1,200,000           936,000
Telewest Communication PLC:
  11.000% 10/01/07                               11,685,000         8,354,775
  11.250% 11/01/08                                  665,000           497,088
                                                                -------------
                                                                   86,862,890
                                                                -------------
COMMUNICATIONS - 2.3%
Canwest Media, Inc.,
  10.625% 05/15/11                                4,000,000         4,250,000
Diamond Holdings PLC,
  9.125% 02/01/08                                 8,000,000         5,600,000
Spectrasite Holdings, Inc.:
  10.750% 03/15/10                                1,325,000           549,610
  (d) 04/15/09
  (11.250% 04/15/04)                              3,525,000           951,750
  12.500% 11/15/10                                4,645,000         2,461,850
XM Satellite Radio Holdings, Inc.,
  14.000% 03/15/10                                5,580,000         4,408,200
                                                                -------------
                                                                   18,221,410
                                                                -------------
COMMUNICATIONS SERVICES - 0.3%
Crown Castle International Corp.:
  (d) 05/15/11
  (10.375% 05/15/04)                              1,315,000           821,875
  10.750% 08/01/11                                1,200,000         1,170,000
                                                                -------------
                                                                    1,991,875
                                                                -------------
ELECTRIC, GAS & SANITARY SERVICES - 3.2%
Allied Waste North America, Inc.:
  8.500% 12/01/08 (c)                             5,500,000         5,555,000
  10.000% 08/01/09                                8,900,000         9,167,000
CMS Energy Corp.:
  8.900% 07/15/08                                 5,350,000         5,430,250
  9.875% 10/15/07                                 4,650,000         4,905,750
                                                                -------------
                                                                   25,058,000
                                                                -------------
ELECTRIC SERVICES - 3.1%
AES Corp.,
  9.500% 06/01/09                                 6,785,000         6,038,650
Calpine Corp.,
  8.500% 02/15/11                                 7,250,000         6,452,500
D.R. Horton, Inc.,
  9.750% 09/15/10                                 7,250,000         7,395,000
PSE&G Energy Holdings, Inc.,
  8.625% 02/15/08                                 4,425,000         4,473,233
                                                                -------------
                                                                   24,359,383
                                                                -------------
FUNERAL SERVICES - 0.7%
Service Corp. International,
  7.700% 04/15/09                                 2,370,000         2,192,250
Stewart Enterprises, Inc.,
  10.750% 07/01/08                                3,125,000         3,421,875
                                                                -------------
                                                                    5,614,125
                                                                -------------
MOTOR FREIGHT & WAREHOUSING - 0.3%
MTL, Inc.,
  10.000% 06/15/06                                5,000,000         2,250,000
                                                                -------------
TELECOMMUNICATION - 7.8%
Adelphia Business Solutions,
  13.000% 04/15/03 (b)                            3,100,000            93,000
AirGate PCS, Inc.,
  (d) 10/01/09
  (13.500% 10/01/04)                              5,200,000         3,926,000
Alamosa (Delaware), Inc.,
  12.500% 02/01/11                                3,675,000         3,711,750
Carrier1 International SA,
  13.250% 02/15/09                                6,000,000         1,080,000
Flag Telecom Holdings Ltd.,
  11.625% 03/30/10                                2,410,000         1,012,200
Horizon PCS Inc.:
  (d) 10/01/10
  (14.000% 10/01/05)                              4,705,000         2,446,600
  13.750% 06/15/11 (c)                            3,300,000         3,267,000
IPCS, Inc.,
  (d) 07/15/10
  (14.000% 07/15/05)                              2,500,000         1,662,500
McLeodUSA, Inc.:
  (d) 03/01/07
  (10.500% 03/01/02) (b)                            585,000           122,850
  11.375% 01/01/09 (b)                            5,185,000         1,192,550
Microcell Telecommunications, Inc.,
  14.000% 06/01/06                                7,000,000         6,055,000
Nextel International, Inc.:
  (d) 04/15/07
  (13.000% 04/15/02)                              2,875,000           143,750
  12.125% 04/15/03                                5,000,000           225,000
  12.750% 08/01/10                                7,115,000           355,750
Nextel Partners, Inc.,
  11.000% 03/15/10                                4,150,000         3,361,500
Nextlink Communications, Inc.:
  10.750% 11/15/08 (b)                            8,325,000           999,000
  10.750% 06/01/09 (b)                            5,850,000           702,000
Partner Communications Co., Ltd.,
  13.000% 08/15/10                                4,510,000         4,555,100
RCN Corp.,
  (d) 10/15/07
  (11.125% 10/15/02)                              4,755,000         1,260,075
Rogers Cantel, Inc.,
  9.750% 06/01/16                                 3,540,000         3,504,600
TeleCorp PCS, Inc.:
  (d) 04/15/09
  (11.625% 04/15/04)                              2,590,000         2,253,300
  10.625% 07/15/10                                2,700,000         3,132,000
Time Warner Telecom, Inc.:
  9.750% 07/15/08                                 4,385,000         3,551,850
  10.125% 02/01/11                                2,215,000         1,772,000
Tritel PCS, Inc.:
  (d) 05/15/09
  (12.750% 05/15/04)                              4,445,000         3,778,250
  10.375% 01/15/11                                  860,000           971,800
US Unwired, Inc.,
  (d) 11/01/09
  (13.375% 11/01/04)                              7,250,000         5,183,750
                                                                -------------
                                                                   60,319,175
                                                                -------------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 0.4%
DURABLE GOODS - 0.4%
Playtex Products, Inc.,
  9.375% 06/01/11                                 3,000,000         3,150,000
                                                                -------------
TOTAL CORPORATE FIXED INCOME BONDS
  & NOTES (cost of $829,804,853)                                  674,412,347
                                                                -------------

PREFERRED  STOCKS - 5.3%                             SHARES
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 5.3%
BROADCASTING - 0.4%
Granite Broadcasting Corp., PIK,
  12.750%                                             4,532         1,586,200
PriMedia, Inc.:
  9.200%                                             30,500         1,250,500
  10.000%                                            15,000           615,000
                                                                -------------
                                                                    3,451,700
                                                                -------------
CABLE - 3.6%
Adelphia Communications Corp.,
  13.000%                                            90,000         8,910,000
CSC Holdings Limited, PIK:
  11.125%                                            67,550         7,092,750
  11.750%                                           111,581        11,939,167
                                                                -------------
                                                                   27,941,917
                                                                -------------
COMMUNICATIONS - 0.1%
Dobson Communication Corp., PIK,
  12.250%                                             1,050           986,872
                                                                -------------
POLLUTION CONTROL - 0.1%
Envirosource, Inc.
  7.250%                                             12,501           578,750
                                                                -------------
TELECOMMUNICATION - 1.1%
Nextel Communications, Inc., PIK:
  11.125%                                            13,047         6,393,030
  13.000%                                             3,504         1,962,241
                                                                -------------
                                                                    8,355,271
                                                                -------------
TOTAL PREFERRED STOCKS
  (cost of $59,755,336)                                            41,314,510
                                                                -------------

COMMON STOCKS - 1.3%
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Host Marriott Corp.                                   8,174            73,566
                                                                -------------
-----------------------------------------------------------------------------
MANUFACTURING - 0.7%
CHEMICALS & ALLIED PRODUCTS - 0.0%
Caremark International, Inc.                         14,233           128,097
                                                                -------------
COMMUNICATIONS EQUIPMENT - 0.7%
EchoStar Communications Corp., Class A              200,000         5,494,000
                                                                -------------
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc. (e)                      52,071            36,450
                                                                -------------
-----------------------------------------------------------------------------
MINING & ENERGY - 0.1%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
Coho Energy, Inc. (e)                                   750                28
                                                                -------------
OIL & GAS EXTRACTION - 0.0%
Pioneer Natural Resources Co.                         6,957           133,992
                                                                -------------
OIL & GAS FIELD SERVICES - 0.1%
Parker Drilling Co. (e)                             100,000           369,000
                                                                -------------
-----------------------------------------------------------------------------
PUBLIC ADMINISTRATION - 0.0%
POLLUTION CONTROL - 0.0%
Envirosource, Inc.                                   50,004             9,001
                                                                -------------
-----------------------------------------------------------------------------
RETAIL TRADE - 0.0%
MISCELLANEOUS RETAIL - 0.0%
Macleod-Stedman, Inc. (e)(h)                        425,000             4,250
                                                                -------------
-----------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain, Inc.                                   1,105            48,399
                                                                -------------
HOTELS, CAMPS & LODGING - 0.0%
Crestline Capital Corp.                                 752            23,357
                                                                -------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.2%
COMMUNICATIONS - 0.0%
Song Networks Holding AB ADR                         28,100            23,042
                                                                -------------
ELECTRIC SERVICES - 0.0%
BayCorp Holdings, Ltd. (e)                               62               583
                                                                -------------
LOCAL & SUBURBAN TRANSIT - 0.0%
Greyhound Lines:
  12.500% Escrow Receipt (h)                          2,000                20
  13.000% Escrow Receipt (h)                          1,000                10
                                                                -------------
                                                                           30
                                                                -------------
MOTOR FREIGHT & WAREHOUSING - 0.0%
Sun Carriers, Inc. (h)                              326,000               (f)
St. Johnsbury Trucking Co. (h)                       78,706               788
                                                                -------------
                                                                          788
                                                                -------------
TELECOMMUNICATION - 0.2%
AirGate PCS, Inc.                                    12,297           560,127
Metrocall, Inc. (e)                                 100,000             2,600
Nextel Communications, Inc. Class A (e)             100,000         1,096,000
                                                                -------------
                                                                    1,658,727
                                                                -------------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 0.3%
DURABLE GOODS - 0.3%
Associated Materials, Inc.                           50,000         1,877,500
                                                                -------------
TOTAL COMMON STOCKS
  (cost of $7,076,276)                                              9,880,810
                                                                -------------

WARRANTS - 0.2%                                       UNITS
-----------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC - 0.0%
BPC Holdings Corp.,
  expires 04/15/04 (h)                                3,500            70,000
                                                                -------------
-----------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION - 0.0%
Orion Refining Corp.
  expires 05/12/02                                    3,322               664
                                                                -------------
-----------------------------------------------------------------------------
RETAIL TRADE - 0.1%
FOOD STORES - 0.1%
Pathmark Stores, Inc.,
  expires 09/19/10                                   58,758           534,698
                                                                -------------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
SERVICES - 0.0%
HEALTH SERVICES - 0.0%
Wright Medical Technology, Inc.,
  expires 06/30/03                                    1,441                 1
                                                                -------------
HOTELS, CAMPS & LODGING - 0.0%
Loral Space & Communications Ltd.,
  expires 01/15/07                                   12,000            15,480
                                                                -------------
CABLE - 0.0%
Cable Satisfaction International, Inc.,
  expires 03/01/05                                    7,550                76
                                                                -------------
COMMUNICATION SERVICES - 0.0%
IPCS, Inc.,
  expires 07/15/10                                    2,500            62,500
UbiquiTel Operating Co.,
  expires 04/15/10                                    5,250           262,500
                                                                -------------
                                                                      325,000
                                                                -------------
TELECOMMUNICATION - 0.1%
Carrier 1 International,
  expires 02/19/09                                    2,780                28
Horizon PCS, Inc.,
  expires 10/01/10                                    4,705           188,200
Jazztel,
  expires 04/01/09                                    1,435               (f)
MetroNet Communications Corp.,
  expires 08/15/07                                    1,250           129,379
Ono Finance PLC.,
  expires 05/31/09                                    6,900            81,000
XM Satellite Radio Holdings, Inc.,
  expires 03/15/10                                    2,435               609
                                                                -------------
                                                                      399,216
                                                                -------------
TOTAL WARRANTS
  (cost of $8,837,097)                                              1,345,135
                                                                -------------

SHORT TERM OBLIGATION - 4.2%                           PAR
-----------------------------------------------------------------------------

Repurchase agreement with SBC Warburg
  Ltd., dated 12/31/01, due 01/02/02 at
  1.730%, collateralized by U.S. Treasury
  bonds and/or notes with various
  maturities to 2027, market value
  $32,662,139 (repurchase proceeds
  $32,662,138) (cost of $32,659,000)            $32,659,000        32,659,000
                                                                -------------
TOTAL INVESTMENTS - 98.2%
  (cost of $938,132,562) (g)                                      759,611,802
                                                                -------------

OTHER ASSETS & LIABILITIES, NET - 1.8%                             13,995,671
-----------------------------------------------------------------------------

NET ASSETS - 100.0%                                             $ 773,607,473
                                                                -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) These issuers are in default of certain debt covenants. Income is not being accrued.
(c) These securities are exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $59,449,612 or 7.7% of net assets.
(d) Stepped Coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing the rate.
(e) Non-income producing.
(f) Rounds to less than $1.
(g) Cost for federal income tax puposes is $931,464,413. The difference between cost for generally accepted accounting principals and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.
(h) Represents fair value as determined in good faith under the direction of the Trustees.

As of December 31, 2001, the Fund had entered into the following forward currency contracts:

                                                               NET UNREALIZED
                                                               APPRECIATION/
      CONTRACTS           IN EXCHANGE          SETTLEMENT       DEPRECIATION
     TO DELIVER               FOR                 DATE            (U.S.$)
-----------------------------------------------------------------------------
EU          1,312,000  U.S.$  1,166,368         01/14/02           $(1,989)
EU         10,121,000  U.S.$  9,048,891         01/17/02            37,207
GBP         1,605,000  U.S.$  2,334,845         01/14/02           (34,880)
                                                                  --------
                                                                  $    338
                                                                  --------

Certain Securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                ACRONYM                  NAME
                -------                  ----

                  ADR    American Depositary Receipt
                   EU    Euro
                  GBP    British Pounds
                  PIK    Payment In Kind

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2001

ASSETS:
Investments, at cost                                         $  938,132,562
                                                             --------------
Investments, at value                                        $  759,611,802
Cash                                                                    395
Net unrealized appreciation on forward currency contracts               338
Receivable for:
  Investments sold                                                1,724,752
  Fund shares sold                                                1,503,032
  Interest                                                       18,947,216
  Dividends                                                       1,100,644
Deferred Trustees' compensation plan                                 19,332
Other assets                                                         10,782
                                                             --------------
    Total Assets                                                782,918,293
                                                             --------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                         5,222,214
  Distributions                                                   3,296,041
  Management fee                                                    392,921
  Transfer agent fee                                                270,715
  Bookkeeping fee                                                    24,010
  Trustees' fee                                                         411
  Audit fee                                                          44,000
Deferred Trustees' fee                                               19,332
Other liabilities                                                    41,176
                                                             --------------
    Total Liabilities                                             9,310,820
                                                             --------------
NET ASSETS                                                   $  773,607,473
                                                             --------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                              $1,195,031,076
Undistributed net investment income                               5,381,589
Accumulated net realized loss                                  (248,290,313)
Net unrealized appreciation/
  depreciation on:
  Investments                                                  (178,520,760)
  Foreign currency translations                                       5,881
                                                             --------------
NET ASSETS                                                   $  773,607,473
                                                             --------------
CLASS A:
  Net assets                                                 $  369,043,481
  Shares outstanding                                             79,819,339
                                                             --------------
Net asset value and redemption price
  per share                                                  $         4.62(a)
                                                             --------------
Maximum offering price per share
  ($4.62/0.9525)                                             $         4.85(b)
                                                             --------------
CLASS B:
  Net assets                                                 $  350,463,990
  Shares outstanding                                             75,798,792
                                                             --------------
Net asset value and offering price
  per share                                                  $         4.62(a)
                                                             --------------
CLASS C:
  Net assets                                                 $   52,122,309
  Shares outstanding                                             11,271,755
                                                             --------------
Net asset value and offering price
  per share                                                  $         4.62(a)
                                                             --------------
CLASS Z:
  Net assets                                                 $    1,977,693
  Shares outstanding                                                428,530
                                                             --------------
Net asset value, offering and redemption price per share     $         4.62
                                                             --------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends                                                    $    4,564,089
Interest                                                         93,899,120
                                                             --------------
  Total Investment Income                                        98,463,209
EXPENSES:
Management fee                                                    5,130,083
Distribution fee:
  Class B                                                         2,986,035
  Class C                                                           402,448
Service fee:
  Class A                                                         1,000,757
  Class B                                                           973,307
  Class C                                                           133,923
Bookkeeping fee                                                     310,309
Transfer agent fee                                                2,532,206
Trustees' fee                                                        28,110
Custody fee                                                          24,751
Other expenses                                                      238,584
                                                             --------------
  Total Expenses                                                 13,760,513
                                                             --------------
Fees waived by Distributor - Class C                                (80,342)
Custody earnings credit                                                (348)
                                                             --------------
Net Expenses                                                     13,679,823
                                                             --------------
Net Investment Income                                            84,783,386
                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
  Investments                                                  (159,748,355)
  Foreign currency transactions                                    (224,970)
                                                             --------------
    Net realized loss                                          (159,973,325)
                                                             --------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                    46,387,596
  Foreign currency translations                                   1,705,742
                                                             --------------
    Net change in unrealized appreciation/depreciation           48,093,338
                                                             --------------
Net Loss                                                       (111,879,987)
                                                             --------------
Decrease in Net Assets from Operations                       $  (27,096,601)
                                                             --------------

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                     ----------------------------------
IN NET ASSETS                                                 2001               2000
------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income                                   $    84,783,386    $   101,674,868
Net realized loss on investments and foreign currency
  transactions                                             (159,973,325)       (62,586,235)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations              48,093,338       (151,013,355)
                                                        ---------------    ---------------
Net Decrease from Operations                                (27,096,601)      (111,924,722)
                                                        ---------------    ---------------
DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:
From  net investment income:
  Class A                                                   (39,830,596)       (48,147,607)
  Class B                                                   (37,093,395)       (50,622,275)
  Class C                                                    (5,053,446)        (5,257,879)
  Class Z                                                      (429,510)           (54,622)
Return of capital:
  Class A                                                    (3,463,624)              --
  Class B                                                    (3,225,600)              --
  Class C                                                      (439,441)              --
  Class Z                                                       (37,350)              --
                                                        ---------------    ---------------
Total Distributions Declared to Shareholders                (89,572,962)      (104,082,383)
                                                        ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                             198,346,266        142,495,415
  Distributions reinvested                                   20,470,907         23,030,929
  Redemptions                                              (185,822,015)      (218,748,268)
                                                        ---------------    ---------------
  Net Increase (Decrease)                                    32,995,158        (53,221,924)
                                                        ---------------    ---------------
Class B:
  Subscriptions                                             126,106,357        135,795,841
  Distributions reinvested                                   17,864,128         23,116,307
  Redemptions                                              (173,793,977)      (243,681,374)
                                                        ---------------    ---------------
  Net Decrease                                              (29,823,492)       (84,769,226)
                                                        ---------------    ---------------
Class C:
  Subscriptions                                              29,875,107         22,878,542
  Distributions reinvested                                    3,544,156          3,514,708
  Redemptions                                               (22,638,431)       (22,061,849)
                                                        ---------------    ---------------
  Net Increase                                               10,780,832          4,331,401
                                                        ---------------    ---------------
Class Z:
  Subscriptions                                               7,109,992            256,317
  Distributions reinvested                                      465,882             54,622
  Redemptions                                                (5,587,806)           (51,615)
                                                        ---------------    ---------------
  Net Increase                                                1,988,068            259,324
                                                        ---------------    ---------------
Net Increase (Decrease) from Share Transactions              15,940,566       (133,400,425)
                                                        ---------------    ---------------
Total Decrease in Net Assets                               (100,728,997)      (349,407,530)
NET ASSETS:
Beginning of period                                         874,336,470      1,223,744,000
                                                        ---------------    ---------------
End of period (including undistributed net investment
income of $5,381,589 and $1,791,260, respectively)      $   773,607,473    $   874,336,470
                                                        ---------------    ---------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                              38,923,252         23,628,955
  Issued for distributions reinvested                         4,114,587          3,828,794
  Redemptions                                               (36,904,850)       (36,225,657)
                                                        ---------------    ---------------
  Net Increase (Decrease)                                     6,132,989         (8,767,908)
                                                        ---------------    ---------------
Class B:
  Subscriptions                                              24,896,772         22,631,575
  Issued for distributions reinvested                         3,581,341          3,776,611
  Redemptions                                               (34,482,255)       (40,312,860)
                                                        ---------------    ---------------
  Net Decrease                                               (6,004,142)       (13,904,674)
                                                        ---------------    ---------------
Class C:
  Subscriptions                                               5,940,784          3,782,033
  Issued for distributions reinvested                           713,547            570,916
  Redemptions                                                (4,601,135)        (3,691,217)
                                                        ---------------    ---------------
  Net Increase                                                2,053,196            661,732
                                                        ---------------    ---------------
Class Z:
  Subscriptions                                               1,405,985             42,155
  Issued for distributions reinvested                            94,092              9,222
  Redemptions                                                (1,178,312)            (8,425)
                                                        ---------------    ---------------
  Net Increase                                                  321,765             42,952
                                                        ---------------    ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION

Liberty High Yield Securities Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                         CAPITAL LOSS
             EXPIRATION                       CARRYFORWARD

                2003                          $ 11,709,791
                2007                            11,245,207
                2008                            42,602,518
                2009                           160,217,640
                                              ------------
                                              $225,775,156
                                              ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Additionally, $22,395,743 of net capital losses attributable to security transactions incurred after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $5,431,813 increase in cost of securities and a corresponding $5,431,813 increase in net unrealized depreciation based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $5,113,954, increase net unrealized depreciation by $1,355,751 and increase net realized loss by $3,758,203. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                              UNDISTRIBUTED NET        ACCUMULATED NET
     PAID-IN CAPITAL          INVESTMENT INCOME         REALIZED LOSS
---------------------------------------------------------------------------
         $83,299                $(4,217,923)             $4,134,624

These differences are primarily due to foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average daily net assets over $50 million. Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. During the year ended December 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $53,828 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $36,650, $1,307,625 and $21,426 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the net assets attributable to Class A, Class B and Class C shares of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $348 of custodian fees were reduced by balance credits applied during the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended December 31, 2001, purchases and sales of investments, other than short-term obligations, were $494,528,274 and $501,768,332, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was approximately:

Gross unrealized appreciation             $  25,257,496
Gross unrealized depreciation              (197,110,107)
                                          -------------
    Net unrealized depreciation           $(171,852,611)
                                          -------------

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2001.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------
CLASS A SHARES                                2001                 2000              1999              1998            1997
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD   $      5.30          $      6.55       $      6.76       $      7.23     $      6.92
                                       -----------          -----------       -----------       -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.52(a)(b)           0.61(c)           0.60(c)           0.63            0.61
Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                   (0.65)(a)            (1.24)            (0.20)            (0.48)           0.31
                                       -----------          -----------       -----------       -----------     -----------
Total from Investment Operations             (0.13)               (0.63)             0.40              0.15            0.92
                                       -----------          -----------       -----------       -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.51)               (0.62)            (0.61)            (0.62)          (0.61)
Return of capital                            (0.04)                --                --                --              --
                                       -----------          -----------       -----------       -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.55)               (0.62)            (0.61)            (0.62)          (0.61)
                                       -----------          -----------       -----------       -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      4.62          $      5.30       $      6.55       $      6.76     $      7.23
                                       -----------          -----------       -----------       -----------     -----------
Total return (d)                             (2.78)%             (10.28)%            6.17%             2.12%          13.87%
                                       -----------          -----------       -----------       -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                  1.22%                1.16%             1.21%             1.21%           1.20%
Net investment income (e)                    10.34%(a)            10.00%             9.02%             8.81%           8.53%
Portfolio turnover rate                         62%                  28%               42%               97%            115%
Net assets, end of period (000's)      $   369,043          $   390,917       $   540,201       $   568,125     $   600,107

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by
    $0.05 and increase the ratio of net investment income to average net assets from 9.76% to 10.34%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------
CLASS B SHARES                                2001                 2000              1999              1998            1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      5.30          $      6.55       $      6.76       $      7.23     $      6.92
                                       -----------          -----------       -----------       -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.48(a)(b)           0.56(c)           0.55(c)           0.58            0.56
Net realized and unrealized gain (loss)
  on investments and foreign currency        (0.65)(a)            (1.24)            (0.20)            (0.48)           0.31
                                       -----------          -----------       -----------       -----------     -----------
Total from Investment Operations             (0.17)               (0.68)             0.35              0.10            0.87
                                       -----------          -----------       -----------       -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.47)               (0.57)            (0.56)            (0.57)          (0.56)
Return of capital                            (0.04)                --                --                --              --
                                       -----------          -----------       -----------       -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.51)               (0.57)            (0.56)            (0.57)          (0.56)
                                       -----------          -----------       -----------       -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      4.62          $      5.30       $      6.55       $      6.76     $      7.23
                                       -----------          -----------       -----------       -----------     -----------
Total return (d)                             (3.51)%             (10.96)%            5.38%             1.36%          13.03%
                                       -----------          -----------       -----------       -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                  1.97%                1.91%             1.96%             1.96%           1.95%
Net investment income (e)                     9.59%(a)             9.25%             8.27%             8.06%           7.78%
Portfolio turnover rate                         62%                  28%               42%               97%            115%
Net assets, end of period (000's)      $   350,464          $   433,949       $   627,057       $   573,626     $   513,977

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by
    $0.05 and increase the ratio of net investment income to average net assets from 9.02% to 9.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:
                                                                          YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------
CLASS C SHARES                              2001                 2000              1999              1998            1997(a)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD   $      5.30          $      6.55       $      6.76       $      7.23     $      6.92
                                       -----------          -----------       -----------       -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.49(b)(c)           0.57(d)           0.56(d)           0.58            0.56
Net realized and unrealized gain (loss)
  on investments and foreign currency        (0.65)(b)            (1.24)            (0.20)            (0.47)           0.31
                                       -----------          -----------       -----------       -----------     -----------
Total from Investment Operations             (0.16)               (0.67)             0.36              0.11            0.87
                                       -----------          -----------       -----------       -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.48)               (0.58)            (0.57)            (0.58)          (0.56)
Return of capital                            (0.04)                --                --                --              --
                                       -----------          -----------       -----------       -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.52)               (0.58)            (0.57)            (0.58)          (0.56)
                                       -----------          -----------       -----------       -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      4.62          $      5.30       $      6.55       $      6.76     $      7.23
                                       -----------          -----------       -----------       -----------     -----------
Total return (e)                        (3.37)%(f)          (10.78)%(f)              5.54%(f)          1.51%(f)       13.11%
                                       -----------          -----------       -----------       -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                  1.82%                1.76%             1.81%             1.81%           1.85%
Waiver/reimbursement                          0.15%                0.15%             0.15%             0.15%           --
Net investment income (g)                     9.74%(b)             9.40%             8.42%             8.21%           7.88%
Portfolio turnover rate                         62%                  28%               42%               97%            115%
Net assets, end of period (000's)      $    52,122          $    48,904       $    56,068       $    34,302     $    17,977

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by
    $0.05 and increase the ratio of net investment income to average net assets from 9.16% to 9.74%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED DECEMBER 31,
                                                           -------------------------------------
CLASS Z SHARES                                             2001               2000        1999(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    5.30          $    6.55     $    6.79
                                                      ---------          ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.53(b)(c)         0.62(d)       0.60(d)
Net realized and unrealized loss on investments and
  foreign currency                                        (0.65)(b)          (1.24)        (0.23)
                                                      ---------          ---------     ---------
Total from Investment Operation                           (0.12)             (0.62)         0.37
                                                      ---------          ---------     ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.52)             (0.63)        (0.61)
Return of capital                                         (0.04)              --            --
                                                      ---------          ---------     ---------
Total Distributions Declared to Shareholders              (0.56)             (0.63)        (0.61)
                                                      ---------          ---------     ---------
NET ASSET VALUE, END OF PERIOD                        $    4.62          $    5.30     $    6.55
                                                      ---------          ---------     ---------
Total return (e)                                          (2.53)%           (10.06)%        5.83%(f)
                                                      ---------          ---------     ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                               0.97%              0.91%         0.95%(h)
Net investment income (g)                                 10.59%(b)          10.25%         9.22%(h)
Portfolio turnover rate                                      62%                28%           42%(f)
Net assets, end of period (000's)                     $   1,978          $     566     $     418

(a) Class Z shares were initially offered on January 8, 1999. per share amounts reflect activity from that date.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
    The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 10.01% to 10.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I AND THE SHAREHOLDERS OF LIBERTY HIGH YIELD SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty High Yield Securities Fund (the "Fund") (a series of Liberty Funds Trust I), at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------
On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the items listed on the Fund Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 168,928,761. The votes cast were as follows:

                                                                            % OF SHARES TO       % OF SHARES TO
                                                                           TOTAL OUTSTANDING      TOTAL SHARES
PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT:        SHARES            SHARES                VOTED
--------------------------------------------------------------------------------------------------------------------
For                                                          127,500,799        75.48%               96.14%
Against                                                        1,846,884         1.09%                1.39%
Abstain                                                        3,270,806         1.94%                2.47%

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of the Liberty Funds, the date each was first elected or appointed to office, their principal occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-426-3750.

                                                                                                  NUMBER OF
                                                                                               PORTFOLIOS IN
                                            YEAR FIRST                                         FUND COMPLEX
                                            ELECTED OR                                            OVERSEEN          OTHER
                            POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(s)                 BY          DIRECTORSHIPS
 NAME, ADDRESS AND AGE      LIBERTY FUNDS   TO OFFICE        DURING PAST FIVE  YEARS               TRUSTEE           HELD
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)     Trustee        2000    President of UAL Loyalty Services and          103             None
c/o Liberty Funds Group LLC                           Executive Vice President of United Airlines
One Financial Center                                  (airline) since September, 2001 (formerly
Boston, MA 02111                                      Executive Vice President from July, 1999 to
                                                      September, 2001); Chief Financial Officer
                                                      of United Airlines since July, 1999; Senior
                                                      Vice President and Chief Financial Officer
                                                      of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)  Trustee        2000    Executive Vice President - Corporate           103             None
c/o Liberty Funds Group LLC                           Development and Administration, General
One Financial Center                                  Counsel and Secretary, Kellogg Company
Boston, MA 02111                                      (food manufacturer), since September, 1999;
                                                      Senior Vice President, Secretary and
                                                      General Counsel, Sara Lee Corporation
                                                      (branded, packaged, consumer-products
                                                      manufacturer) prior thereto.

Richard W. Lowry (Age 65)      Trustee        1995    Private Investor since August, 1987            105             None
c/o Liberty Funds Group LLC                           (formerly Chairman and Chief Executive
One Financial Center                                  Officer, U.S. Plywood Corporation (building
Boston, MA 02111                                      products manufacturer)).

Salvatore Macera (Age 70)      Trustee        1998    Private Investor since 1981 (formerly          103             None
c/o Liberty Funds Group LLC                           Executive Vice President and Director of
One Financial Center                                  Itek Corporation (electronics) from 1975 to
Boston, MA 02111                                      1981).

Charles R. Nelson (Age 59)     Trustee        2000    Van Voorhis Professor, Department of           103             None
c/o Liberty Funds Group LLC                           Economics, University of Washington;
One Financial Center                                  consultant on econometric and statistical
Boston, MA 02111                                      matters.

John J. Neuhauser (Age 58)     Trustee        1985    Academic Vice President and Dean of            105         Saucony, Inc.
c/o Liberty Funds Group LLC                           Faculties since August, 1999, Boston                    (athletic footwear)
One Financial Center                                  College (formerly Dean, Boston College                    SkillSoft Corp.
Boston, MA 02111                                      School of Management from September, 1977                  (e-learning).
                                                      to September, 1999).

Thomas E. Stitzel (Age 65)     Trustee        1998    Business Consultant since 1999 (formerly       103             None
c/o Liberty Funds Group LLC                           Professor of Finance from 1975 to 1999 and
One Financial Center                                  Dean from 1977 to 1991, College of
Boston, MA 02111                                      Business, Boise State University);
                                                      Chartered Financial Analyst.

Thomas C. Theobald (Age 64)    Trustee        2000    Managing Director, William Blair Capital       103       Xerox Corporation
c/o Liberty Funds Group LLC                           Partners (private equity investing) since             (business products and
One Financial Center                                  1994 (formerly Chief Executive Officer and              services), Anixter
Boston, MA 02111                                      Chairman of the Board of Directors,                   International (network
                                                      Continental Bank Corporation).                           support equipment
                                                                                                           distributor), Jones Lang
                                                                                                             LaSalle (real estate
                                                                                                           management services) and
                                                                                                               MONY Group (life
                                                                                                                  insurance).

Anne-Lee Verville (Age 56)     Trustee        1998    Chairman of the Board of Directors, Enesco     103   LearnSomething.com, Inc.
c/o Liberty Funds Group LLC                           Group, Inc. (designer, importer and                     (online educational
One Financial Center                                  distributor of giftware and collectibles);            products and services).
Boston, MA 02111                                      author and speaker on educational systems
                                                      needs (formerly General Manager, Global
                                                      Education Industry from 1994 to 1997, and
                                                      President, Applications Solutions Division
                                                      from 1991 to 1994, IBM Corporation (global
                                                      education and global applications)).

INTERESTED TRUSTEES

William E. Mayer* (Age 61)     Trustee        1994    Managing Partner, Park Avenue Equity           105    Lee Enterprises (print
c/o Liberty Funds Group LLC                           Partners (venture capital) since 1998                 and on-line media), WR
One Financial Center                                  (formerly Founding Partner, Development                   Hambrecht + Co.
Boston, MA 02111                                      Capital LLC from November, 1996 to                      (financial service
                                                      February, 1999; Dean and Professor, College            provider) and Systech
                                                      of Business and Management, University of             Retail Systems (retail
                                                      Maryland from October, 1992 to November,                industry technology
                                                      1996).                                                provider); First Health
                                                                                                                (health care).

Joseph R. Palombo* (Age 48)    Trustee and    2000    Chief Operating Officer of Fleet Asset         103             None
One Financial Center           Chairman of            Management since November, 2001; formerly
Boston, MA 02111               the Board              Chief Operations Officer of Mutual Funds,
                                                      Liberty Financial Companies, Inc. from
                                                      August, 2000 to November, 2001; Executive
                                                      Vice President of Stein Roe & Farnham
                                                      Incorporated (Stein Roe) since April, 1999;
                                                      Executive Vice President and Director of
                                                      Colonial Management Associates, Inc.
                                                      (Colonial) since April, 1999, Executive
                                                      Vice President and Chief Administrative
                                                      Officer of Liberty Funds Group LLC (LFG)
                                                      since April, 1999; Director of Stein Roe
                                                      since September, 2000; Trustee and Chairman
                                                      of the Board of the Stein Roe Mutual Funds
                                                      since October, 2000; Manager of Stein Roe
                                                      Floating Rate Limited Liability Company
                                                      since October, 2000 (formerly Vice
                                                      President of the Liberty Funds from April,
                                                      1999 to August, 2000; Chief Operating
                                                      Officer, Putnam Mutual Funds from 1994 to
                                                      1998).

OFFICERS

Keith T. Banks (Age 46)        President      2001    President of the Liberty Funds since
Fleet Asset Management                                November, 2001; Chief Investment Officer
590 Madison Avenue, 36th Floor                        and Chief Executive Officer of Fleet Asset
Mail Stop NY EH 30636A                                Management since 2000 (formerly Managing
New York, NY 10022                                    Director and Head of U.S. Equity, J.P.
                                                      Morgan Investment Management from 1996 to
                                                      2000).

Vicki L. Benjamin (Age 40)      Chief        2001     Chief Accounting Officer of the Liberty
One Financial Center            Accounting            Funds and Liberty All-Star Funds since
Boston, MA 02111                Officer               June, 2001; Vice President of LFG since
                                                      April, 2001 (formerly Vice President,
                                                      Corporate Audit, State Street Bank and
                                                      Trust Company from May, 1998 to April,
                                                      2001; Audit Manager from July, 1994 to
                                                      June, 1997; Senior Audit Manager from
                                                      July, 1997 to May, 1998, Coopers &
                                                      Lybrand LLP).

J. Kevin Connaughton (Age 37)  Treasurer     2000     Treasurer of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since
Boston, MA 02111                                      December, 2000 (formerly Controller of
                                                      the Liberty Funds and of the Liberty
                                                      All-Star Funds from February, 1998 to
                                                      October, 2000); Treasurer of the Stein
                                                      Roe Funds since February, 2001
                                                      (formerly Controller from May, 2000 to
                                                      February, 2001); Senior Vice President
                                                      of LFG since January, 2001 (formerly
                                                      Vice President from April, 2000 to
                                                      January, 2001; Vice President of
                                                      Colonial from February, 1998 to
                                                      October, 2000; Senior Tax Manager,
                                                      Coopers & Lybrand, LLP from April, 1996
                                                      to January, 1998).

Michelle G. Azrialy (Age 32)   Controller    2001     Controller of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since May,
Boston, MA 02111                                      2001, Vice President of LFG since
                                                      March, 2001 (formerly Assistant Vice
                                                      President of Fund Administration from
                                                      September, 2000 to February, 2001;
                                                      Compliance Manager of Fund
                                                      Administration from September, 1999
                                                      to August, 2000) (formerly Assistant
                                                      Treasurer, Chase Global Fund Services -
                                                      Boston from August, 1996 to September,
                                                      1999).

Jean S. Loewenberg (Age 56)    Secretary     2002     Secretary of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since
Boston, MA 02111                                      February, 2002; Vice President and
                                                      Group Senior Counsel, Fleet National
                                                      Bank since November, 1996.


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty High Yield Securities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty High Yield Securities Fund

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

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

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

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty High Yield Securities Fund  ANNUAL REPORT, DECEMBER 31, 2001

                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                      U.S. POSTAGE
                   F U N D S                                          PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                  -------------

Liberty Funds Distributor, Inc. (C)2002
One Financial Center, Boston, MA 02111-2621, 800-446-4008 www.libertyfunds.com

                                               730-02/457I-0102 (02/02) 02/0138